MERRILL LYNCH
                                                                  TECHNOLOGY
                                                                  FUND, INC.

                                [GRAPHIC OMITTED]

                                               STRATEGIC
                                                        Performance

                                                                  Annual Report
                                                                  March 31, 1998

MERRILL LYNCH TECHNOLOGY FUND, INC.

Portfolio
Information
As of 3/31/98

Ten Largest Holdings Represented               Percent of
in the Portfolio                               Net Assets

Creative Technology Ltd. .....................    27.2%
Micron Technology, Inc. ......................    13.8
Integrated Device Technology, Inc. ...........     5.1
Cisco Systems, Inc. ..........................     4.9
Lucent Technologies Inc. .....................     4.9
Texas Instruments, Inc. ......................     4.6
Linear Technology Corporation ................     4.5
Maxim Integrated Products, Inc. ..............     4.5
C-Cube Microsystems, Inc. ....................     4.5
Altera Corporation ...........................     4.2

Ten Largest Industries Represented             Percent of
in the Portfolio                               Net Assets

Microcomputer Peripherals ....................    27.2%
Semiconductors--Memory .......................    18.4
Semiconductors--Analog .......................     9.0
Semiconductors--Microprocessors ..............     8.5
Semiconductors--Logic ........................     8.2
Communications Equipment .....................     6.8
Communications--Integrated Circuits ..........     5.7
Internetworking ..............................     4.9
Application Specific Integrated Circuits .....     4.5
Enterprise Software ..........................     4.0

                             Merrill Lynch Technology Fund, Inc., March 31, 1998

DEAR SHAREHOLDER

Merrill Lynch Technology Fund, Inc. made money in the March quarter. For the three months ended March 31, 1998, the Fund's total returns for Class A, Class B, Class C and Class D Shares were +9.77%, +9.43%, +9.51% and +9.82%, respectively. (Complete performance results, including average annual total returns, can be found on pages 3-5 of this report to shareholders.)

Technology stocks generally bottomed in mid-December then rallied sharply through February. However, early in March two bellwether technology companies, Intel Corporation and COMPAQ Computer Corporation (Intel's largest customer), pre-announced earnings shortfalls for the first quarter. As a result, technology stocks--particularly semiconductor stocks--came under selling pressure. Many semiconductor companies guided earnings estimates lower for the March quarter. Analysts and investors then started questioning the secular outlook for personal computer (PC) demand, the prospect of price wars among PC vendors and the negative implications of sub-$1,000 PCs. Once again, disk drive companies pre-announced that excess capacity and aggressive pricing to move inventory would hurt March quarter results, although several suggested the worst results would actually occur in the March quarter. Semiconductor capital equipment companies, which initially expected capital spending reductions to be confined to South Korea, acknowledged planned reductions in the United States, Europe and the rest of Asia. Contract manufacturers also reduced expectations.

Despite near-term uncertainties, technology stocks performed well during the March quarter and resumed their advance in April. Internet stocks have enjoyed significant gains recently; however, we sold the Fund's modest position in these stocks because we believe that investor interest in them may prove to be short-lived. Within the technology universe, expectations appear lowest for semiconductor and computer peripheral markets (for example, disk drives). Within the semiconductor sector, we believe Micron Technology, Inc. is the clear beneficiary of capital spending cuts for memory devices. Memory has been in excess capacity for three years, and we expect supply to tighten as the year progresses. Micron's incremental profitability is likely to improve, but we are uncertain whether the February or May quarter will be the trough for earnings. In either case, a more positive outlook for memory devices could set a more positive tone for semiconductor and related stocks. Operating leverage is high for most semiconductor companies, creating the opportunity for upside earnings surprises and improving returns on equity. Some of the disk drive companies also may be at or near an inflection point in their businesses given the reported reductions in inventory.

During the March quarter, we increased the Fund's investment in communications stocks by purchasing shares of companies such as Ascend Communications, Inc., Cisco Systems, Inc. and Lucent Technologies Inc. We also increased the Fund's position in semiconductor stocks serving the communications markets by purchasing shares of Applied Micro Circuits Corporation, Level One Communications, Inc., PMC-Sierra, Inc. and Vitesse Semiconductor Corporation.

At March 31, 1998, the Fund held 21 stocks and was fully invested. Although we see opportunities based on company-specific issues, we are concerned that investors have high expectations for stock returns in general. On a positive note, the technology industry has become increasingly important to global and domestic economic growth, and the returns on equity are far superior to most industries. As a result, we believe more capital will be invested in the technology industry.

Fiscal Year in Review

For the 12 months ended March 31, 1998, the Fund's total returns for Class A, Class B, Class C and Class D Shares were +3.96, +3.09%, +2.87% and +3.90%, respectively. By comparison, the average total return for Lipper Analytical Services, Inc. Science and Technology Funds was +40.37% for the same 12-month period. For the first six months of the Fund's fiscal year, the Fund outperformed the average of the Science and Technology Funds group, with Class A Shares returning +42.42% as compared to a +40.93% total return for the Lipper category average. However, the Fund underperformed the average by a wide margin during the December quarter, with Class A Shares returning -33.50% as compared to a decline of 13.37% for the average. The Fund's Class A Shares also underperformed the average for the March quarter, returning +9.77% as compared to +17.00% for the average.

As discussed in our December letter to shareholders, the crisis in Asia negatively impacted the outlook for the semiconductor and semiconductor capital equipment stocks. These stocks, which collectively represented a large percentage of the Fund's investments, were among the hardest hit within the technology sector. The relative performance advantage for the Fund disappeared quickly in mid-October, and most importantly, the Fund lost all of the gains it had experienced during the first nine months of calendar 1997.

In Conclusion

We thank you for your continued investment in Merrill Lynch Technology Fund, Inc., and we look forward to reporting to you again in our upcoming quarterly report to shareholders.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ James K. Renck

James K. Renck
Senior Vice President and
Portfolio Manager

May 5, 1998

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


                                      2 & 3

                             Merrill Lynch Technology Fund, Inc., March 31, 1998

PERFORMANCE DATA (concluded)

Total Return Based on a $10,000 Investment

Class A & Class B Shares

A line graph depicting the growth of an investment in the Fund's Class A and Class B Shares compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:

                                    4/27/92**                3/98

ML Technology Fund, Inc.+--
Class A Shares*                     $ 9,475                 $23,538
MLTechnology Fund, Inc.+--          $10,000                 $23,384
Class B Shares*
S&P 500 Index++                     $10,000                 $30,697

Class C & Class D Shares

A line graph depicting the growth of an investment in the Fund's Class C and Class D Shares compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:

                                    10/21/94**               3/98

ML Technology Fund, Inc.+--
Class C Shares*                     $10,000                 $10,786
ML Technology Fund, Inc.+--
Class D Shares*                     $ 9,475                 $10,518
S&P 500 Index++                     $10,000                 $25,528

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Technology Fund, Inc. invests primarily in companies offering products and services in such areas as computers (including software and hardware), communications, electronics, factory automation, office automation and other companies substantially involved in the field of technology.
++ This unmanaged broad-based Index is comprised of common stocks. Past performance is not predictive of future performance.


Average Annual Total Return

                                   % Return Without    % Return With
Class A Shares*                      Sales Charge      Sales Charge**
=====================================================================
Year Ended 3/31/98                     + 3.96%            - 1.50%
---------------------------------------------------------------------
Five Years Ended 3/31/98               +11.82             +10.62
---------------------------------------------------------------------
Inception (4/27/92) through 3/31/98    +16.60             +15.54
---------------------------------------------------------------------
  * Maximum sales charge is 5.25%.
 ** Assuming maximum sales charge.

                                         % Return          % Return
Class B Shares*                        Without CDSC       With CDSC**
=====================================================================
Year Ended 3/31/98                       + 3.09%             - 0.06%
---------------------------------------------------------------------
Five Years Ended 3/31/98                 +10.68              +10.68
---------------------------------------------------------------------
Inception (4/27/92) through 3/31/98      +15.41              +15.41
---------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

=====================================================================
                                         % Return          % Return
Class C Shares*                        Without CDSC       With CDSC**
=====================================================================
Year Ended 3/31/98                        +2.87%             +2.08%
---------------------------------------------------------------------
Inception (10/21/94) through 3/31/98      +2.22              +2.22
---------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

=====================================================================
                                   % Return Without    % Return With
Class D Shares*                      Sales Charge      Sales Charge**
=====================================================================
Year Ended 3/31/98                       +3.90%            -1.55%
---------------------------------------------------------------------
Inception (10/21/94) through 3/31/98     +3.08             +1.48
---------------------------------------------------------------------
 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge.

Recent Performance Results*

                                                 12 Month        3 Month     Since Inception
                                               Total Return   Total Return    Total Return
============================================================================================
ML Technology Fund, Inc. Class A Shares           +3.96%          +9.77%         +148.40%
--------------------------------------------------------------------------------------------
ML Technology Fund, Inc. Class B Shares           +3.09           +9.43          +133.84
--------------------------------------------------------------------------------------------
ML Technology Fund, Inc. Class C Shares           +2.87           +9.51          +  7.86
--------------------------------------------------------------------------------------------
ML Technology Fund, Inc. Class D Shares           +3.90           +9.82          + 11.01
============================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception dates are: Class A and Class B Shares, 4/27/92; and Class C and Class D Shares, 10/21/94.


                                      4 & 5

                             Merrill Lynch Technology Fund, Inc., March 31, 1998

SCHEDULE OF INVESTMENTS

                                            Shares                                                               Value    Percent of
COUNTRY        Industries                    Held                  Stocks                          Cost        (Note 1a)  Net Assets
====================================================================================================================================
Singapore      Microcomputer Peripherals  6,654,650  +Creative Technology Ltd.++               $ 90,407,914   $148,897,794    27.2%
               ---------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in Singapore             90,407,914    148,897,794    27.2
====================================================================================================================================
United States  Application Specific       1,315,000  +C-Cube Microsystems, Inc.                  42,748,640     24,409,688     4.5
               Integrated Circuits
               ---------------------------------------------------------------------------------------------------------------------
               Communications               280,000  +Ascend Communications, Inc.                 9,837,500     10,605,000     1.9
               Equipment                    209,600   Lucent Technologies Inc.                   18,844,925     26,802,600     4.9
                                                                                               ------------   ------------   -----
                                                                                                 28,682,425     37,407,600     6.8
               ---------------------------------------------------------------------------------------------------------------------
               Communications--              30,000  +Applied Micro Circuits Corporation            575,625        675,000     0.1
               Integrated Circuits          210,000  +Level One Communications, Inc.              5,596,880      4,908,750     0.9
                                            409,200  +PMC-Sierra, Inc.                           14,062,576     15,549,600     2.9
                                            207,500  +Vitesse Semiconductor Corporation           9,395,187      9,752,500     1.8
                                                                                               ------------   ------------   -----
                                                                                                 29,630,268     30,885,850     5.7
               ---------------------------------------------------------------------------------------------------------------------
               Enterprise Software          375,000   Computer Associates International, Inc.    19,991,330     21,656,250     4.0
               ---------------------------------------------------------------------------------------------------------------------
               Internet Services             33,300  +At Home Corporation (Series A)                874,125      1,119,713     0.2
               ---------------------------------------------------------------------------------------------------------------------
               Internetworking              392,000  +Cisco Systems, Inc.                        22,467,136     26,803,000     4.9
               ---------------------------------------------------------------------------------------------------------------------
               Semiconductor Capital        150,000  +Ade Corporation                             4,633,000      2,531,250     0.5
               Equipment
               ---------------------------------------------------------------------------------------------------------------------
               Semiconductors--Analog        357,100   Linear Technology Corporation              21,445,185     24,617,581    4.5
                                            675,000  +Maxim Integrated Products, Inc.            23,776,250     24,553,125     4.5
                                                                                               ------------   ------------   -----
                                                                                                 45,221,435     49,170,706     9.0
               ---------------------------------------------------------------------------------------------------------------------
               Semiconductors--Logic         50,000  +3Dfx Interactive, Inc.                      1,187,500      1,406,250    0.2
                                            610,000  +Altera Corporation                         25,315,003     22,989,375     4.2
                                            550,000  +Xilinx, Inc.                               23,272,620     20,590,625     3.8
                                                                                               ------------   ------------   -----
                                                                                                 49,775,123     44,986,250     8.2
               ---------------------------------------------------------------------------------------------------------------------
               Semiconductors--Memory     2,595,000  +Micron Technology, Inc.                    82,658,345     75,417,187    13.8
                                            465,000   Texas Instruments, Inc.                    21,735,359     25,168,125     4.6
                                                                                               ------------   ------------   -----
                                                                                                104,393,704    100,585,312    18.4
               --------------------------------------------------------------------------------------------------------------------
               Semiconductors--           2,008,500  +Integrated Device Technology, Inc.         22,738,166     28,244,531     5.1
               Microprocessors              240,000   Intel Corporation                          19,015,892     18,720,000     3.4
                                                                                               ------------   ------------   -----
                                                                                                 41,754,058     46,964,531     8.5
               ---------------------------------------------------------------------------------------------------------------------
                                                      Total Investments in the United States    390,171,244    386,520,150    70.7
====================================================================================================================================
               Total Investments                                                               $480,579,158    535,417,944    97.9
                                                                                               ============
               Other Assets Less Liabilities                                                                    11,354,175     2.1
                                                                                                              ------------   -----
               Net Assets                                                                                     $546,772,119   100.0%
                                                                                                              ============   =====
====================================================================================================================================

+     Non-income producing security.

++ Investments in companies 5% or more of whose outstanding securities are held by the Company (such companies are defined as 'Affiliated Companies' in Section 2 (a)(3) of the Investment Company Act 1940) are as follows:

-------------------------------------------------------------------------------
                                  Net Share           Net           Dividend
Industry        Affiliate         Activity           Cost            Income
-------------------------------------------------------------------------------
Microcomputer  Creative
 Peripherals    Technology Ltd.  (2,179,200)     $(32,548,752)          +++
-------------------------------------------------------------------------------
+++   Non-income producing security.

See Notes to Financial Statements.

PORTFOLIO CHANGES

For the Quarter Ended March 31, 1998

Additions

3Dfx Interactive, Inc.
Altera Corporation
Applied Micro Circuits Corporation
Ascend Communications, Inc.
At Home Corporation (Series A)
Cisco Systems, Inc.
Computer Associates International, Inc.
Level One Communications, Inc.
Lucent Technologies Inc.
PMC-Sierra, Inc.
Vitesse Semiconductor Corporation
Xilinx, Inc.

Deletions

ASM Lithography Holding N.V. (ADR)
Applied Materials, Inc.
COMPAQ Computer Corporation
Cypress Semiconductor Corporation
Cybercash, Inc.
E* TRADE Group, Inc.
KLA-Tencor Corporation
Kulicke and Soffa Industries, Inc.
National Semiconductor Corporation
Novellus Systems, Inc.
Quantum Corporation
Teradyne, Inc.


                                      6 & 7

                             Merrill Lynch Technology Fund, Inc., March 31, 1998

STATEMENT OF ASSETS AND LIABILITIES

                   As of March 31, 1998
===============================================================================================================
Assets:            Investments, at value (identified cost--$480,579,158)(Note 1a)                  $535,417,944
                   Receivables:
                     Securities sold .............................................   $ 16,733,543
                     Capital shares sold .........................................        678,581    17,412,124
                                                                                     ------------
                   Prepaid registration fees and other assets (Note 1f) ..........                       17,757
                                                                                                   ------------
                   Total assets ..................................................                  552,847,825
                                                                                                   ------------
===============================================================================================================
Liabilities:       Payables:
                     Capital shares redeemed .....................................      3,547,727
                     Investment adviser (Note 2) .................................        500,268
                     Distributor (Note 2) ........................................        284,548     4,332,543
                                                                                     ------------
                   Accrued expenses and other liabilities ........................                    1,743,163
                                                                                                   ------------
                   Total liabilities .............................................                    6,075,706
                                                                                                   ------------
===============================================================================================================
Net Assets:        Net assets ....................................................                 $546,772,119
                                                                                                   ============
===============================================================================================================
Net Assets         Class A Shares of Common Stock, $0.10 par value,
Consist of:         100,000,000 shares authorized ................................                  $ 4,951,397
                   Class B Shares of Common Stock, $0.10 par value,
                    300,000,000 shares authorized ................................                    7,028,817
                   Class C Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized ................................                      382,758
                   Class D Shares of Common Stock, $0.10 par value,
                    300,000,000 shares authorized ................................                      817,261
                   Paid-in capital in excess of par ..............................                  655,692,127
                   Accumulated realized capital losses on investments
                    and foreign currency transactions--net (Note 5) ..............                 (157,919,136)
                   Accumulated distributions in excess of realized capital
                    gains on investments--net (Note 1g) ..........................                  (19,019,891)
                   Unrealized appreciation on investments--net ...................                   54,838,786
                                                                                                   ------------
                   Net assets ....................................................                 $546,772,119
                                                                                                   ============
===============================================================================================================
Net Asset          Class A--Based on net assets of $211,443,249 and
Value:              49,513,970 shares outstanding ................................                 $       4.27
                                                                                                   ============
                   Class B--Based on net assets of $285,193,129 and
                    70,288,173 shares outstanding ................................                 $       4.06
                                                                                                   ============
                   Class C--Based on net assets of $15,423,918 and
                    3,827,577 shares outstanding .................................                 $       4.03
                                                                                                   ============
                   Class D--Based on net assets of $34,711,823 and
                    8,172,613 shares outstanding .................................                 $       4.25
                                                                                                   ============
===============================================================================================================

                   See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                         For the Year Ended March 31, 1998
===============================================================================================================
Investment               Interest and discount earned ............................                  $ 2,891,038
Income                   Dividends ...............................................                      205,703
                                                                                                   ------------
(Notes 1d & 1e):         Total income ............................................                    3,096,741
                                                                                                   ------------
===============================================================================================================
Expenses:                Investment advisory fees (Note 2) .......................                    6,780,768
                         Account maintenance and distribution fees--Class B (Note 2)                  3,750,829
                         Transfer agent fees--Class B (Note 2) ...................                      927,183
                         Transfer agent fees--Class A (Note 2) ...................                      508,214
                         Account maintenance and distribution fees--Class C (Note 2)                    196,363
                         Account maintenance fees--Class D (Note 2) ..............                      101,081
                         Printing and shareholder reports ........................                       92,858
                         Registration fees (Note 1f) .............................                       85,447
                         Transfer agent fees--Class D (Note 2) ...................                       84,415
                         Accounting services (Note 2) ............................                       83,246
                         Professional fees .......................................                       54,553
                         Transfer agent fees--Class C (Note 2) ...................                       52,975
                         Custodian fees ..........................................                       39,846
                         Directors' fees and expenses ............................                       38,000
                         Other ...................................................                       12,383
                                                                                                   ------------
                         Total expenses ..........................................                   12,808,161
                                                                                                   ------------
                         Investment loss--net ....................................                   (9,711,420)
                                                                                                   ------------
===============================================================================================================
Realized &               Realized loss from:
Unrealized Gain            Investments--net ......................................  $(157,919,261)
(Loss) on                  Foreign currency transactions--net ....................             (5) (157,919,266)
Investments &                                                                       -------------
Foreign Currency         Change in unrealized appreciation/depreciation on:
Transactions -- Net        Investments--net ......................................    201,840,091
(Notes 1b, 1c,             Foreign currency transactions--net ....................              5   201,840,096
1e & 3):                                                                            -------------  ------------
                         Net Increase in Net Assets Resulting from Operations ....                 $ 34,209,410
                                                                                                   ============
===============================================================================================================

                         See Notes to Financial Statements.


                                       8 & 9

                             Merrill Lynch Technology Fund, Inc., March 31, 1998

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         For the Year Ended March 31,
                                                                                      ---------------------------------
                         Increase (Decrease) in Net Assets:                                 1998               1997
=======================================================================================================================
Operations:              Investment loss--net ....................................    $  (9,711,420)     $ (10,367,268)
                         Realized gain (loss) on investments and foreign
                          currency transactions--net .............................     (157,919,266)       235,762,290
                         Change in unrealized appreciation/depreciation on
                          investments and foreign currency transactions--net .....      201,840,096       (118,985,280)
                                                                                      -------------      -------------
                         Net increase in net assets resulting from operations ....       34,209,410        106,409,742
                                                                                      -------------      -------------
=======================================================================================================================
Distributions to         Realized gain on investments--net:
Shareholders               Class A ...............................................      (44,407,215)       (19,050,400)
(Note 1g):                 Class B ...............................................      (72,911,047)       (32,293,067)
                           Class C ...............................................       (3,812,765)        (1,699,433)
                           Class D ...............................................       (7,217,791)        (3,052,919)
                         In excess of realized gain on investments--net:
                           Class A ...............................................       (6,580,664)                --
                           Class B ...............................................      (10,804,619)                --
                           Class C ...............................................         (565,010)                --
                           Class D ...............................................       (1,069,598)                --
                                                                                      -------------      -------------
                         Net decrease in net assets resulting from distributions
                          to shareholders ........................................     (147,368,709)       (56,095,819)
                                                                                      -------------      -------------
=======================================================================================================================
Capital Share            Net increase (decrease) in net assets derived from
Transactions              capital share transactions .............................        7,796,208       (273,854,666)
(Note 4):                                                                             -------------      -------------
=======================================================================================================================
Net Assets:              Total decrease in net assets ............................     (105,363,091)      (223,540,743)
                         Beginning of year .......................................      652,135,210        875,675,953
                                                                                      -------------      -------------
                         End of year .............................................    $ 546,772,119      $ 652,135,210
                                                                                      =============      =============
=======================================================================================================================

                         See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived                                       Class A*
from information provided in the financial statements.                -------------------------------------------------------------
                                                                                      For the Year Ended March 31,
                                                                      -------------------------------------------------------------
                    Increase (Decrease) in Net Asset Value:              1998         1997         1996         1995        1994
===================================================================================================================================
Per Share           Net asset value, beginning of year .............  $    5.07    $    4.82    $    4.89    $    5.17   $    5.08
Operating                                                             ---------    ---------    ---------    ---------   ---------
Performance:        Investment income (loss)--net ..................       (.04)        (.03)        (.03)         .05        (.01)
                    Realized and unrealized gain on investments
                     and foreign currency transactions--net ........        .46          .72          .28          .11        1.51
                                                                      ---------    ---------    ---------    ---------   ---------
                    Total from investment operations ...............        .42          .69          .25          .16        1.50
                                                                      ---------    ---------    ---------    ---------   ---------
                    Less dividends and distributions:
                      Investment income--net .......................         --           --           --         (.02)         --
                      In excess of investment income--net ..........         --           --           --         (.01)         --
                      Realized gain on investments--net ............      (1.06)        (.44)        (.17)        (.05)      (1.41)
                      In excess of realized gain on investments--net       (.16)          --         (.15)        (.36)         --
                                                                      ---------    ---------    ---------    ---------   ---------
                    Total dividends and distributions ..............      (1.22)        (.44)        (.32)        (.44)      (1.41)
                                                                      ---------    ---------    ---------    ---------   ---------
                    Net asset value, end of year ...................  $    4.27    $    5.07    $    4.82    $    4.89   $    5.17
                                                                      =========    =========    =========    =========   =========
===================================================================================================================================
Total Investment    Based on net asset value per share .............       3.96%       14.60%        5.15%        2.86%      35.68%
Return:**                                                             =========    =========    =========    =========   =========
===================================================================================================================================
Ratios to Average   Expenses .......................................       1.27%        1.30%        1.31%        1.33%       1.35%
Net Assets:                                                           =========    =========    =========    =========   =========
                    Investment income (loss)--net ..................       (.82%)       (.63%)       (.62%)        .87%       (.11%)
                                                                      =========    =========    =========    =========   =========
===================================================================================================================================
Supplemental        Net assets, end of year (in thousands) .........  $ 211,443    $ 222,118    $ 246,909    $ 254,188    $ 174,809
Data:                                                                 =========    =========    =========    =========    =========
                    Portfolio turnover .............................     206.40%      176.51%      108.36%      175.57%      350.64%
                                                                      =========    =========    =========    =========    =========
                    Average commission rate paid++ .................  $   .0538    $   .0604    $   .0366           --           --
                                                                      =========    =========    =========    =========    =========
===================================================================================================================================

The following per share data and ratios have been derived                                       Class B*
from information provided in the financial statements.                ------------------------------------------------------------
                                                                                      For the Year Ended March 31,
                                                                      ------------------------------------------------------------
                    Increase (Decrease) in Net Asset Value:              1998         1997         1996         1995       1994
==================================================================================================================================
Per Share           Net asset value, beginning of year .............  $    4.89    $    4.66    $    4.78    $    5.08   $    5.03
Operating                                                             ---------    ---------    ---------    ---------   ---------
Performance:        Investment loss--net ...........................       (.09)        (.08)        (.09)        (.01)       (.05)
                    Realized and unrealized gain on investments
                     and foreign currency transactions--net ........        .46          .69          .29          .11        1.48
                                                                      ---------    ---------    ---------    ---------   ---------
                    Total from investment operations ...............        .37          .61          .20          .10        1.43
                                                                      ---------    ---------    ---------    ---------   ---------
                    Less dividends and distributions:
                      Investment income--net .......................         --           --           --          --+          --
                      In excess of investment income--net ..........         --           --           --          --+          --
                      Realized gain on investments--net ............      (1.05)        (.38)        (.17)        (.05)      (1.38)
                      In excess of realized gain on investments--net       (.15)          --         (.15)        (.35)         --
                                                                      ---------    ---------    ---------    ---------   ---------
                    Total dividends and distributions ..............      (1.20)        (.38)        (.32)        (.40)      (1.38)
                                                                      ---------    ---------    ---------    ---------   ---------
                    Net asset value, end of year ...................  $    4.06    $    4.89    $    4.66    $    4.78   $    5.08
                                                                      =========    =========    =========    =========   =========
==================================================================================================================================
Total Investment    Based on net asset value per share .............       3.09%       13.20%        4.21%        1.78%      34.22%
Return:**                                                             =========    =========    =========    =========   =========
==================================================================================================================================
Ratios to Average   Expenses .......................................       2.31%        2.35%        2.34%        2.38%       2.36%
Net Assets:                                                           =========    =========    =========    =========   =========
                    Investment loss--net ...........................      (1.85%)      (1.66%)      (1.65%)       (.10%)     (1.08%)
                                                                      =========    =========    =========    =========   =========
==================================================================================================================================
Supplemental        Net assets, end of year (in thousands) .........  $ 285,193    $ 375,630    $ 553,819    $ 614,935   $ 224,330
Data:                                                                 =========    =========    =========    =========   =========
                    Portfolio turnover .............................     206.40%      176.51%      108.36%      175.57%     350.64%
                                                                      =========    =========    =========    =========   =========
                    Average commission rate paid++ .................  $   .0538    $   .0604    $   .0366           --          --
                                                                      =========    =========    =========    =========   =========
==================================================================================================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effects of sales loads.
+     Amount is less than $.01 per share.
++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

See Notes to Financial Statements.


                                     10 & 11

                             Merrill Lynch Technology Fund, Inc., March 31, 1998

FINANCIAL HIGHLIGHTS (concluded)

The following per share data and ratios                       Class C**                                   Class D**
have been derived from information provided   -----------------------------------------   ----------------------------------------
in the financial statements.                                                  For the                                    For the
                                                                              Period                                     Period
                                                       For the Year           Oct. 21,              For the Year         Oct. 21,
                                                      Ended March 31,         1994+ to             Ended March 31,       1994+ to
                                              -----------------------------   March 31,   ----------------------------   March 31,
Increase (Decrease) in Net Asset Value:        1998       1997       1996       1995         1998      1997      1996      1995
===================================================================================================================================
Per Share Operating Performance:
   Net asset value, beginning of period ... $  4.87    $  4.64    $  4.76    $  5.75      $  5.05   $  4.81   $  4.89    $  5.88
                                            -------    -------    -------    -------      -------   -------   -------    -------
   Investment loss--net ...................    (.09)      (.08)      (.09)        --         (.05)     (.04)     (.05)      (.02)
   Realized and unrealized gain (loss) on
   investments and foreign currency
   transactions--net ......................     .45        .68        .29       (.62)         .46       .71       .29       (.60)
                                            -------    -------    -------    -------      -------   -------   -------    -------
   Total from investment operations .......     .36        .60        .20       (.62)         .41       .67       .24       (.62)
                                            -------    -------    -------    -------      -------   -------   -------    -------
   Less dividends and distributions:
     Investment income--net ...............      --         --         --       (.02)          --        --        --       (.02)
     In excess of investment income--net ..      --         --         --       (.01)          --        --        --       (.01)
     Realized gain on investments--net ....   (1.05)      (.37)      (.17)      (.04)       (1.05)     (.43)     (.17)      (.04)
     In excess of realized gain on
     investments--net .....................    (.15)        --       (.15)      (.30)        (.16)       --      (.15)      (.30)
                                            -------    -------    -------    -------      -------   -------   -------    -------
   Total dividends and distributions ......   (1.20)      (.37)      (.32)      (.37)       (1.21)     (.43)     (.32)      (.37)
                                            -------    -------    -------    -------      -------   -------   -------    -------
   Net asset value, end of period ......... $  4.03    $  4.87    $  4.64    $  4.76      $  4.25   $  5.05   $  4.81    $  4.89
                                            =======    =======    =======    =======      =======   =======   =======    =======
===================================================================================================================================
Total Investment Return:***
   Based on net asset value per share .....    2.87%     13.19%      4.22%    (11.11%)++     3.90%    14.09%     4.94%    (10.76%)++
                                            =======    =======    =======    =======      =======   =======   =======    =======
===================================================================================================================================
Ratios to Average Net Assets:
   Expenses ...............................    2.33%      2.37%      2.36%      2.59%*       1.52%     1.55%     1.56%      1.80%*
                                            =======    =======    =======    =======      =======   =======   =======    =======
   Investment loss--net ...................   (1.87%)    (1.68%)    (1.69%)     (.02%)*     (1.07%)    (.88%)    (.89%)     (.81%)*
                                            =======    =======    =======    =======      =======   =======   =======    =======
===================================================================================================================================
Supplemental Data:
   Net assets, end of period (in thousands) $15,424    $19,015    $31,090    $23,259      $34,712   $35,372   $43,858    $32,646
                                            =======    =======    =======    =======      =======   =======   =======    =======
   Portfolio turnover .....................  206.40%    176.51%    108.36%    175.57%      206.40%    176.51%   108.36%    175.57%
                                            =======    =======    =======    =======      =======   =======   =======    =======
   Average commission rate paid++ ......... $ .0538    $ .0604    $ .0366         --      $ .0538   $ .0604   $ .0366         --
                                            =======    =======    =======    =======      =======   =======   =======    =======
===================================================================================================================================

*     Annualized.
**    Based on average shares outstanding.
***   Total investment returns exclude the effects of sales loads.
+     Commencement of operations.
++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
++    Aggregate total investment return.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Technology Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Company offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation, and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Company.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

(b) Derivative financial instruments--The Company may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Company may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Company deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Company agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Company as unrealized gains or losses. When the contract is closed, the Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Company is authorized to write and purchase covered call options and purchase put options. When the Company writes an option, an amount equal to the premium received by the Com pany is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Company enters into a closing transaction), the Company realizes a gain or loss on the option to the extent of the premiums received or paid (or


                                     12 & 13

                             Merrill Lynch Technology Fund, Inc., March 31, 1998
gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts--The Company is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Company's records. However, the effect on operations is recorded from the date the Company enters into such contracts. Premium or discount is amortized over the life of the contracts.

o Foreign currency options and futures--The Company may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Company, sold by the Company but not yet delivered, or committed or anticipated to be purchased by the Company.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Company has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions to shareholders--Dividends and distributions paid by the Company are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $5 have been reclassified between accumulated net realized capital losses and accumulated net investment loss, differences of $125 have been reclassified between paid-in capital in excess of par and accumulated net realized capital losses and differences of $9,711,425 have been reclassified between paid-in capital in excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Company's portfolio and provides the administrative services necessary for the operation of the Company. As compensation for its services to the Company, MLAM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Company.

Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Company pays the Distributor an ongoing account maintenance fee and distribution fee. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

----------------------------------------------------------------
                                    Account       Distribution
                                Maintenance Fee       Fee
----------------------------------------------------------------
Class B ......................       0.25%           0.75%
Class C ......................       0.25%           0.75%
Class D ......................       0.25%            --
----------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Company. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended March 31, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Company's Class A and Class D Shares as follows:

----------------------------------------------------------
                                     MLFD        MLPF&S
----------------------------------------------------------
Class A ......................      $2,414      $22,624
Class D ......................      $5,656      $72,230
----------------------------------------------------------

For the year ended March 31, 1998, MLPF&S received contingent deferred sales charges of $1,101,032 and $9,956 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $34,938 relating to transactions subject to front-end sales charge waivers in Class A Shares.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

Accounting services are provided to the Company by MLAM at cost.

Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short- term securities, for the year ended March 31, 1998 were $1,294,882,244 and $1,453,703,449, respectively.

Net realized losses for the year ended March 31, 1998 and net unrealized gains as of March 31, 1998 were as follows:

----------------------------------------------------------------
                                     Realized        Unrealized
                                      Losses            Gains
----------------------------------------------------------------
Long-term investments .........  $(157,913,815)     $54,838,786
Short-term investments ........         (5,446)              --
Foreign currency transactions .             (5)              --
                                 -------------      -----------
Total .........................  $(157,919,266)     $54,838,786
                                 =============      ===========
----------------------------------------------------------------

As of March 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $54,260,837, of which $87,934,342 related to appreciated securities and $33,673,505 related to depreciated securities. The aggregate cost of investments at March 31, 1998 for Federal income tax purposes was $481,157,107.

4. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was $7,796,208 and $(273,854,666) for the years ended March 31, 1998 and March 31, 1997, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                          Dollar
Ended March 31, 1998                                Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................       14,964,900       $  71,410,844
Shares issued to shareholders
in reinvestment of distributions .........        8,838,083          45,869,650
                                                -----------       -------------
Total issued .............................       23,802,983         117,280,494
Shares redeemed ..........................      (18,121,971)        (89,086,567)
                                                -----------       -------------
Net increase .............................        5,681,012       $  28,193,927
                                                ===========       =============
--------------------------------------------------------------------------------


                                     14 & 15

                             Merrill Lynch Technology Fund, Inc., March 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

--------------------------------------------------------------------------------
Class A Shares for the Year                                          Dollar
Ended March 31, 1997                                Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................       12,264,759       $  62,702,121
Shares issued to shareholders
in reinvestment of distributions .........        3,468,111          17,167,147
                                                -----------       -------------
Total issued .............................       15,732,870          79,869,268
Shares redeemed ..........................      (23,090,217)       (118,937,167)
                                                -----------       -------------
Net decrease .............................       (7,357,347)      $ (39,067,899)
                                                ===========       =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                          Dollar
Ended March 31, 1998                                Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................       19,604,583       $  91,957,240
Shares issued to shareholders
in reinvestment of distributions .........       14,953,197          74,317,386
                                                -----------       -------------
Total issued .............................       34,557,780         166,274,626
Shares redeemed ..........................      (40,126,849)       (188,834,322)
Automatic conversion of shares ...........         (898,029)         (4,025,429)
                                                -----------       -------------
Net decrease .............................       (6,467,098)      $ (26,585,125)
                                                ===========       =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                          Dollar
Ended March 31, 1997                                Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................       18,468,222       $  90,190,537
Shares issued to shareholders
in reinvestment of distributions .........        6,005,201          28,824,967
                                                -----------       -------------
Total issued .............................       24,473,423         119,015,504
Automatic conversion of shares ...........         (505,918)         (2,524,115)
Shares redeemed ..........................      (66,039,743)       (326,159,610)
                                                -----------       -------------
Net decrease .............................      (42,072,238)      $(209,668,221)
                                                ===========       =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                          Dollar
Ended March 31, 1998                                Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................        2,933,295       $  13,806,155
Shares issued to shareholders
in reinvestment of distributions .........          764,385           3,776,060
                                                -----------       -------------
Total issued .............................        3,697,680          17,582,215
Shares redeemed ..........................       (3,776,280)        (17,726,568)
                                                -----------       -------------
Net decrease .............................          (78,600)      $    (144,353)
                                                ===========       =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                          Dollar
Ended March 31, 1997                                Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................        1,668,621       $   8,095,294
Shares issued to shareholders
in reinvestment of distributions .........          310,392           1,480,569
                                                -----------       -------------
Total issued .............................        1,979,013           9,575,863
Shares redeemed ..........................       (4,779,670)        (23,555,658)
                                                -----------       -------------
Net decrease .............................       (2,800,657)      $ (13,979,795)
                                                ===========       =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                          Dollar
Ended March 31, 1998                                Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................        4,505,104       $  21,202,799
Automatic conversion of shares ...........          861,473           4,025,429
Shares issued to shareholders
in reinvestment of distributions .........        1,452,639           7,510,141
                                                -----------       -------------
Total issued .............................        6,819,216          32,738,369
Shares redeemed ..........................       (5,645,964)        (26,406,610)
                                                -----------       -------------
Net increase .............................        1,173,252       $   6,331,759
                                                ===========       =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                          Dollar
Ended March 31, 1997                                Shares           Amount
--------------------------------------------------------------------------------
Shares sold ..............................        3,867,166       $  19,608,228
Automatic conversion of shares ...........          491,920           2,524,115
Shares issued to shareholders
in reinvestment of distributions .........          548,896           2,711,548
                                                -----------       -------------
Total issued .............................        4,907,982          24,843,891
Shares redeemed ..........................       (7,026,818)        (35,982,642)
                                                -----------       -------------
Net decrease .............................       (2,118,836)      $ (11,138,751)
                                                ===========       =============
--------------------------------------------------------------------------------

5. Capital Loss Carryforward:

At March 31, 1998, the Fund had a net capital loss carryforward of approximately $60,435,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Technology Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Technology Fund, Inc. as of March 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Technology Fund, Inc. as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
May 6, 1998


                                     16 & 17

                             Merrill Lynch Technology Fund, Inc., March 31, 1998

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
James K. Renck, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian

The Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Company's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Technology Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16091--3/98

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